UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2023

ORAMED PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Share Purchase Term Sheet

On August 4, 2023, Oramed Pharmaceuticals Inc., a Delaware corporation (the “Company”), entered into a non-binding term sheet (the “Term Sheet”) with Sorrento Therapeutics, Inc., a Delaware corporation (the “Seller”), which contemplates that, subject to the terms and conditions set forth in the Term Sheet, the Company would acquire certain securities of Scilex Holding Company (“Scilex”) owned by the Seller, including (A) 59,726,737 shares of common stock of Scilex; provided, that the Seller will provide the Company an option to purchase up to 2,259,058 additional shares of common stock of Scilex, which the Seller is currently holding in abeyance on behalf of certain warrantholders of the Seller (the “Option Shares”), at an exercise price of $1.13 per Option Share, at such time(s) as such Option Shares become transferable; (B) 29,057,096 shares of Series A preferred stock of Scilex, which shares constitute one fewer than all of the issued and outstanding Series A preferred stock of the Scilex; and (C) warrants exercisable for 1,386,617 shares of common stock of Scilex in respect of public warrants, and warrants exercisable for 3,104,000 shares of common stock of Scilex in respect of private placement warrants (collectively, the “Purchased Securities”) (such acquisition of the Purchased Securities, the “Transaction”) for a total purchase price of $105,000,000 (excluding any additional amounts paid by the Company in the future in respect of Option Shares). The consideration for the Transaction shall consist of a credit bid by the Company on a dollar-for-dollar basis of the full amount of outstanding obligations as of the closing date under the Replacement DIP Facility (as defined below, and which is between the Company and the Seller and its affiliated debtor), with the remaining balance of the purchase price to be paid in cash by the Company to the Seller.

The Term Sheet further provides that the Company and the Seller will use reasonable best efforts to negotiate in good faith and execute the Definitive Documentation (as defined below) by August 8, 2023 containing terms consistent with the terms of the Term Sheet and other customary terms and conditions for transactions of this nature. The Definitive Documentation shall provide for, among other things, as conditions to closing, the amendment of Scilex’s governance documents, the grant of an irrevocable proxy and call option (with an exercise price of $1) with respect to the remaining shares of Scilex Series A preferred stock retained by the Seller (or Seller shall have deposited such remaining preferred share in a voting trust and named the Company as the trustee of such trust), and the grant of all of the Seller’s rights (pursuant to a certain stockholder agreement) with respect to the Series A preferred stock of Scilex to the Company. The Term Sheet is non-binding and consummation of the Transaction is subject to a number of contingencies including, among other things, the negotiation, execution and consummation of final definitive documentation (the “Definitive Documentation”).

The Seller and its wholly-owned direct subsidiary, Scintilla Pharmaceuticals, Inc. (together with the Seller, the “Debtors”) are Debtors in Chapter 11 bankruptcy proceedings pending before the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) which commenced on February 13, 2023. Subject to the approval of the Bankruptcy Court, the Term Sheet provides for the Company to be designated as the “stalking horse” bidder, providing the Company with rights to a break-up fee in the amount of $3,412,500 and expense reimbursement of certain costs and expenses up to $1,000,000 for outside counsel if certain conditions are met (to the extent such costs and expenses are not paid under the Replacement DIP Facility). The Transaction will be conducted through a Bankruptcy Court-supervised process pursuant to Bankruptcy Court-approved bidding procedures and is subject to the receipt of higher or otherwise better offers from competing bidders at an auction (at which the Company may increase the total purchase price for the Transaction), approval of the sale by the Bankruptcy Court, and the satisfaction of certain closing conditions. Accordingly, the Company can give no assurances of the outcome of the Transaction and whether the Company will be successful in acquiring the Purchased Securities pursuant to the Term Sheet.

DIP Financing

The Term Sheet also contemplates that the Company will provide a non-amortizing super-priority debtor-in-possession term loan financing facility in an aggregate principal amount of $100 million (the “Replacement DIP Facility”), which shall be subject to definitive documentation. The Replacement DIP Facility proceeds will be used (i) to refinance and pay in full the approximately $82 million of obligations outstanding under the Seller’s Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement (the “Existing DIP Facility”), approved by the Bankruptcy Court pursuant to its Final Order (I) Authorizing the Debtors to (A) Obtain Senior Secured Superpriority Postpetition Financing and (B) Use Cash Collateral, (II) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (III) Modifying the Automatic Stay, and (IV) Granting Related Relief, dated March 30, 2023, and (ii) for working capital and other general corporate purposes of the Debtors (subject to the budgets contemplated in connection with the Replacement DIP Facility), and the payment of certain fees, expenses, and other amounts payable under the Replacement DIP Facility. The Replacement DIP Facility is expected to be provided on substantially the same terms and conditions as those of the Existing DIP Facility, subject to, among other things, (a) mutually agreed-upon permitted asset sales from the DIP Collateral (as defined in the Existing DIP Facility), the proceeds of such asset sales to be included in the Replacement DIP Facility collateral package; (b) agreed-upon “stalking horse” bidder protections mentioned above; (c) agreed-upon milestones and other deadlines for, among other things, the auction, the sale hearing and the outside date for consummation of the Transaction; (d) agreed-upon documentation for the Replacement DIP Facility; (e) an acceptable DIP budget; and (f) entry of an order (in form and substance acceptable to the Company) of the Bankruptcy Court approving the Replacement DIP Facility and “stalking horse” bidder protections, which order shall provide, among other things, the Company with the unqualified right to credit bid the obligations under the Replacement DIP Facility. On August 4, 2023, the Seller filed a motion (the “DIP Motion”) with the Bankruptcy Court, seeking, among other things, approval of the Replacement DIP Facility, entry into the Definitive Documentation, and the “stalking horse” bidder protections. The Bankruptcy Court is expected to consider the DIP Motion at a hearing scheduled on August 7, 2023.

H.C. Wainwright & Co., LLC is acting as exclusive financial advisor to Oramed in connection with the Transaction.

Exit Financing

In addition, the Term Sheet contemplates that the Company shall engage an advisor to structure and arrange financing for the Seller’s post-emergence business in the form of senior secured convertible debt and/or additional securities in the principal amount of approximately $115 million (the “Exit Financing”). The Term Sheet further provides that the Seller, Scilex and the Company will consent to the roll over by Seller of Scilex’s junior secured super-priority post-petition financing to the Seller in connection with the Exit Financing (subject to any fiduciary duty or other limitations under applicable law).

The foregoing summary of the Term Sheet is not complete and is qualified in its entirety by reference to the full text of the Term Sheet, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements, which may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company’s most recent annual or quarterly report and detailed from time to time in the Company’s other filings with the Securities and Exchange Commission, which factors are incorporated herein by reference and the following factors: the occurrence of any event, change or other circumstances that could give rise to the termination of the Term Sheet by either the Company or the Seller; the possibility that the Company and the Seller are not able to agree on terms with respect to the Definitive Documentation; the outcome and timing of the Seller’s Chapter 11 process and approval of the Transaction and the Replacement DIP Facility by the Bankruptcy Court; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the Company’s purchase of the Purchased Securities; the possibility that the Transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; and exposure to potential litigation. In addition, certain material factors and assumptions have been applied in making these forward-looking statements, including that the risks and uncertainties outlined above will not cause actual results or events to differ materially from those described in these forward-looking statements. The Company believes that the material factors and assumptions reflected in these forward-looking statements are reasonable, but readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect actual outcomes, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Term Sheet dated August 4, 2023, by and among Oramed Pharmaceuticals Inc. and Sorrento Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

August 7, 2023

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